For Current Income

DELAWARE GROUP
U.S. Government Fund

(Various photos demonstrating service and guidance, professional management and goals)

service and guidance

professional management

1997
Annual
Report

goals

DELAWARE
GROUP
=========

A Commitment To Our Investors

(Photo of glasses, pen and keyboard)

(Photo of waterfall)

        Delaware Group's investment tradition dates back to 1929. We have a long and distinguished history of helping individuals and institutions including some of America's largest pension funds - reach their financial goals.
        Headquartered in Philadelphia, a block from the nation's oldest stock exchange, Delaware Group's first mutual fund was established in 1938.
Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
        Delaware Group offers a full range of mutual funds. We also manage variable annuity investments, unit investment trusts and closed-end funds, and offer retirement plan services for individuals and businesses.
        Delaware manages more than $39 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors. We're part of a global financial service and investment management business owned by Lincoln National Corporation, whose subsidiaries manage more than $115 billion in assets.

current income

A TRADITION OF SOUND INVESTING

U.S. Government Fund Objective

To seek high current income with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

commitment

THIS ANNUAL REPORT IS FOR THE INFORMATION OF U.S. GOVERNMENT FUND SHAREHOLDERS, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for U.S. Government Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

WAYNE A. STORK
Chairman, President and Chief Executive Officer
Delaware Group of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

Affiliated Officers

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President and Secretary,
Delaware Group of Funds
Philadelphia, PA

DAVID K. DOWNES
Senior Vice President, Chief Financial Officer and
Chief Administrative Officer
Delaware Group of Funds
Philadelphia, PA

BRUCE D. BARTON
President and CEO,
Delaware Distributors, L.P.
Philadelphia, PA

(Photo of globes)

directors & officers
--------------------------------------------------------------------------------
INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

August 16, 1997
--------------------------------------------------------------------------------
(Photo of Wayne A. Stork, Chairman)

U.S. GOVERNMENT FUND'S TOTAL RETURN DURING FISCAL 1997
WAS THE HIGHEST IN FIVE YEARS

Dear Shareholder:

FOR FIXED-INCOME INVESTORS WILLING TO RIDE OUT short-term volatility during fiscal 1997, the U.S. government securities market offered attractive returns.
        U.S. Government Fund provided a positive total return of +9.77% for the 12 months ended July 31, 1997, (for A Class shares at net asset value with dividends reinvested). It was your Fund's strongest performance since fiscal 1992.
        On February 21, 1997, Paul Grillo was named your Fund's portfolio manager. He has 11 years of professional investment experience and has been managing fixed-income investments for institutional accounts at Delaware since 1993.
        As his predecessor Roger A. Early did, Mr. Grillo focuses on intermediate-term, government-backed mortgage securities as a way to maximize income and maintain a relatively conservative risk profile. As it has since the Fund's inception 12 years ago, U.S. Government Fund aims to provide high current income consistent with reasonable safety of principal.
        Fiscal 1997 was a challenging time for your Fund. Prices of U.S. government securities generally rose in the fall of calendar 1996, with intermediate-term bonds benefiting the most. However, between January and July, 1997 the bond market experienced wide swings in sentiment amid uncertainty about inflation and Federal Reserve Board policy.

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                                           August 1, 1996
                                                          to July 31, 1997
--------------------------------------------------------------------------------
U.S. Government Fund A Class                                     +9.77%
Lipper General U.S. Government Fund Average (174 funds)          +9.74%
Lehman Brothers Government Bond Index                           +10.76%
--------------------------------------------------------------------------------

U.S. Government Fund A Class performance and that of the funds in the Lipper Average is based on net asset value and reinvestment of all distributions. Returns for other classes vary due to different charges and expenses. For Fund performance for all classes, see page 8. The Lehman Brothers Government Bond Index is an unmanaged composite of several types of U.S. government securities.

                               1997 annual report

        Reflecting a sharp rise in bond prices this past spring, the yield on 30-year U.S. Treasury bonds stood at 6.30% as of July 31, 1997, some 67 basis points (0.67%) lower than a year earlier. Yields had been as high as 7.18% this past March when government statistics briefly suggested that the U.S. economy was overheating.
        Nationwide, our country's output of goods and services has been growing at a strong but not necessarily excessive pace. Many economists believe that in order to prevent the economy from overheating, the Fed may need to raise its short-term interest rate target by only 25 basis points, if at all, by year's end.
        U.S. Government Fund's results reflected a conservative positioning in mortgage bonds, which are generally not as sensitive to changes in economic perceptions as Treasuries. This strategy helped when bond prices were weak, although it did not allow the Fund to benefit from rising bond prices as much as some of its peers.
        During fiscal 1997, Mr. Grillo and Mr. Early increased the Fund's holdings of mortgage bonds selling at a discount to their face value during fiscal 1997. Both men also focused on mortgage securities with relatively predictable prepayment patterns. We believe this strategy may benefit the Fund should interest rates decline and prepayments increase.
        The Spanish writer Miguel de Cervantes once wrote that diligence is the mother of good fortune. We believe a consistent disciplined approach to managing fixed-income securities can be ultimately more rewarding than a strategy of chasing interest rate movements like proverbial windmills.
        I've seen many interest rate cycles since I joined Delaware Group in 1962, and I've learned that it is always prudent to carefully weigh both risk and potential reward in evaluating fixed-income opportunities. I wish to thank you for your continued confidence in U.S. Government Fund.

Sincerely,

/s/ Wayne A. Stork                                              discipline
---------------------

WAYNE A. STORK
Chairman, President and Chief Executive Officer

2
                               1997 annual report

Introducing Your Fund's Portfolio Manager

(Photo of Paul Grillo)

Effective February 21, 1997, Paul Grillo became portfolio manager of U.S. Government Fund. Mr. Grillo has managed fixed-income portfolios for institutional accounts at Delaware since 1993. Prior to joining Delaware, he served as a mortgage strategist and trader at Dreyfus Corp. He has also served as a mortgage strategist, portfolio manager and financial analyst at Chemical Bank.

Performance Review

STRATEGIC POSITIONING U.S. GOVERNMENT FUND SEEKS to strike a balance between income and capital preservation. We invest primarily in high quality U.S. government and, to a lesser extent, in corporate securities. We have generally emphasized government-backed mortgage securities because of their superior income potential.
        Your Fund has historically focused on the intermediate sector of the bond market - securities with maturities between five and seven years. Longer term bonds, in our opinion, present too many risks relative to the income they currently provide.
        The Fund's duration was 4.4 years as of July 31, 1997, a full year lower than that of our unmanaged benchmark - the Lehman Brothers Government Bond Index - and almost half-a-year lower than in July, 1996. Duration is the most common measure of a bond's sensitivity to changes in interest rates. It indicates the approximate percentage of change in a bond's price given a 1% change in interest rates.

strategy

                                                                               3
                               1997 annual report

PORTFOLIO HIGHLIGHTS AND ASSET ALLOCATION
--------------------------------------------------------------------------------
July 31, 1997
                                July 31, 1996  July 31, 1997
-------------------------------------------------------------
Average Effective Duration        4.8 years         4.4 years
Average Effective Maturity        7.5 years         7.1 years
Average Quality                      AAA               AAA
Thirty-Day Current Yield*           5.83%             5.93%
Number of Bonds                      279               279

Mortgage-backed Securities                 39.7%
Collateralized Mortgage Obligations (CMOs) 16.6%
Taxable Municipal Bonds                     0.9%
Agency Obligations                          6.6%
Corporate Bonds                             8.0%
Asset-Backed Securities                     5.1%
Treasuries                                 21.8%
Cash Equivalents                            1.3%


*For A Class shares measured according to Securities and Exchange
 Commission guidelines. For B and C Class shares, the 30-day SEC current yield as of July 31, 1997, was 5.55%. Institutional Class yield was 6.55%.

Mortgages and mortgage-related securities generally provide greater income than U.S. Treasuries. As of July 31, 1997, such securities comprised more than half of your Fund's holdings.

        Our relatively conservative positioning reflected a concern that the Federal Reserve Board would raise interest rates substantially in an effort to forestall inflation. Because of this concern, between July 1996 and April 1997 bond prices were volatile, especially prices of U.S. Treasuries.
        By late spring, however, a market consensus developed that the Fed's modest 25 basis point (0.25%) increase in banks' overnight lending rate was all that was needed to prevent U.S. economic growth from reaching a feverish pace.
        As the second calendar quarter of 1997 progressed, the bond market welcomed news of possible slower U.S. economic growth. Indeed producer prices
- what companies pay for raw materials and semi-finished goods - have actually fallen in recent months.

AS OF JULY 31, 1997, FIVE-YEAR GOVERNMENT SECURITIES PROVIDED 93% OF THE INCOME AVAILABLE FROM THE LONGEST TERM U.S. TREASURIES WITH SUBSTANTIALLY LESS INTEREST RATE RISK.

        During fiscal 1997, we added to the Fund's holdings of discount mortgages, mortgages issued when interest rates were lower. This subsector represented 13% of U.S. Government Fund's net assets as of July 31, 1997.


                               1997 annual report

(Photo of man in shirt and tie)

        By investing in more discount bonds, we reduced the average price of the bonds in your Fund's portfolio from $103.0 to $102.1, less than the $105.7 average price of bonds in the Lehman Brothers Government Bond Index as of July 31. Our purpose in doing this is two-fold. First, we wish to limit mortgage prepayment risks. Because their interest rates are lower than current rates, discount mortgages are a bargain for homeowners. Generally, homeowners who enjoy bargain rates are unlikely to refinance even if interest rates decline substantially.
        Second, owning some discount bonds helps balance ownership of bonds trading at a premium to face value. Premium bonds - which we value for their superior income potential - depreciate in value to $100 as they near maturity, while discount bonds tend to appreciate.

A HIGH-TECH APPROACH TO MORTGAGE INVESTING
During the second half of fiscal 1997, we took advantage of computer technology that allows investment professionals to buy pre-selected pools of mortgage loans. We searched the market for mortgages with certain homeowner characteristics such as:

*  Low loan balances ($60,000 or less) and
*  A strong likelihood of relocation by an employer.

        In our opinion, pools of mortgages with low loan balances have a more attractive risk/reward profile than other mortgages because




U.S. TREASURY YIELDS HAVE FALLEN AS BONDS HAVE RISEN
--------------------------------------------------------------------------------
July 31, 1996, vs July 31, 1997


                       July 31, 1996                July 31, 1997
M  3 Months                5.301%                        5.227%
A  6 Months                5.457%                        5.307%
T  1 Year                  5.826%                        5.408%
U  2 Years                 6.216%                        5.724%
R  3 Years                 6.358%                        5.780%
I  5 Years                 6.562%                        5.898%
T  10 Years                6.794%                        6.009%
Y  30 Years                6.973%                        6.299%

                                         Y I E L D

PRICES OF TREASURY BONDS MATURING IN THREE TO FIVE YEARS ROSE AND YIELDS DECLINED DURING THE 12 MONTHS ENDED JULY 31, 1997. YOUR FUND'S NET ASSET VALUE ROSE +2.2% DURING THE PERIOD.

Source: Bloomberg Business News.

                               1997 annual report

U.S. GOVERNMENT FUND ANNUAL INCOME 1987-1997
Annual Income from a $100,000 investment with distributions reinvested*
--------------------------------------------------------------------------------
Total Income: $120,511
Increase in Income +42.2%

July '88        $9,326
July '89        $9,649
July '90        $10,240
July '91        $11,231
July '92        $12,508
July '93        $13,503
July '94        $13,733
July '95        $13,728
July '96        $13,330
July '97        $13,263

* Chart assumes a $100,000 investment on July 31, 1987, in A Class shares, and includes the effect of a 3.75% front-end sales charge. Performance for other classes will differ due to different charges and expenses. See page 8 for performance for all classes.

a homeowner who has a smaller debt obligation is less likely to refinance than a homeowner with a large one.
        Employer-subsidized mortgages for homeowners who are likely to be asked to relocate can also be attractive when such mortgage pools sell at a discount to face value (par). Unlike most other mortgages, refinancing for these homeowners depends on a corporate decision rather than interest rates. Because these homeowners may have to prepay their mortgage and buy new homes at a time when interest rates are actually higher, we believe such refinancing activity may even increase income and total return potential for investors holding the mortgage.
        Investors who buy "relo" mortgages at a discount can thus benefit in two ways - 1) they are paid par when the mortgage is prepaid, and 2) such mortgages generally have a more predictable prepayment pattern, making them more attractive to hold during periods of interest rate volatility.

income

HOW DURATION AFFECTS BOND PRICES
--------------------------------------------------------------------------------
If Interest Rates... ...Rise 100 basis points (1%) ...Fall 100 basis points (1%)
--------------------------------------------------------------------------------
Effective Duration       Probable Change in Price      Probable Change in Price
--------------------------------------------------------------------------------
Two Years                        -1.8%                        +1.9%
Five Years                       -4.1%                        +4.3%
20 Years                        -10.6%                       +12.5%

The above illustration is not intended to represent the performance of U.S. Government Fund. It assumes a high-quality bond paying 6% interest and does not show changes in mortgage prepayment risk or credit risk. These additional risks may increase principal losses when rates rise and reduce capital appreciation potential when rates fall.

                               1997 annual report

OUTLOOK
In early August, Congress passed new tax legislation that is expected to result in a balanced federal budget for the first time in three decades. We believe this bodes well for bond prices over the long term because its suggests the U.S. government will need less capital from private investors to finance operations. A reduced supply of government securities can lead to lower interest rates, assuming investor demand remains steady.
        Still, we have some reservations about whether or not government bond prices can rise substantially in the coming months. U.S. economic growth is still strong and, as of July 31, the nation's unemployment rate was at its lowest level since the early 1970s. This signals a need for continuing caution about consumer price inflation. In the year ahead, U.S. Government Fund plans to stand by its strategy of maximizing income potential and minimizing fluctuations in principal.
        During the early 1990s, when bond prices rose to the point where the yield on 10-year U.S. Treasury notes dropped below 6% for an extended period, up to 50% of existing mortgages faced an increased risk of being prepaid. In our opinion, uncertainty about inflation is likely to keep the yield on long-term U.S. Treasuries within a range of 6% to 7% for the balance of calendar 1997. Should rates remain stable or rise modestly, we believe the superior income of mortgage-backed securities has the potential to reward investors to a greater degree than other types of government securities.

PAUL GRILLO
Vice President and
Senior Portfolio Manager
August 16, 1997

outlook

GLOSSARY
--------

(Photo of keyboard)

Basis Points
A measure of the yield difference between bonds. A basis point is one hundredth of a percent (1/100 of 1%).

Face Value
The amount of principal an issuer will pay when the bond matures and the amount on which interest is calculated.

Discount Bonds
Bonds that are selling at less than face value, usually bonds that pay interest lower than prevailing interest rates.

Premium Bonds
Bonds whose market prices are greater than face value. These bonds tend to depreciate in value as they near maturity.

Duration
The most common measure of a bond's sensitivity to interest rates. It indicates the approximate changes in a bond's price given a 1% movement in interest rates.


                               1997 annual report
                                                                               7

A Look at Long-Term Performance

U.S. GOVERNMENT FUND'S LONG-TERM PERFORMANCE
--------------------------------------------------------------------------------
Growth of a $10,000 Investment
August 1, 1987, to July 31, 1997

                U.S. Government   U.S. Consumer Price     Lehman Brothers
                    Fund A          Index (Inflation)  Government Bond Index
July '87            $9,524             $10,000                 $10,000
July '88            $10,287            $10,413                 $10,580
July '89            $11,360            $10,932                 $13,094
July '90            $12,171            $11,459                 $13,516
July '91            $13,449            $11,969                 $14,821
July '92            $15,194            $12,347                 $17,674
July '93            $16,516            $12,889                 $20,854
July '94            $15,937            $13,041                 $20,227
July '95            $17,024            $13,401                 $22,975
July '96            $17,720            $13,793                 $24,139
July '97            $19,451            $14,104                 $27,793

Chart includes the effect of a 4.75% sales charge and reinvestment of all distributions. Performance for other classes will differ due to different charges and expenses.

U.S. Government Fund Performance
AVERAGE ANNUAL RETURN THROUGH JULY 31, 1997

--------------------------------------------------------------------------------------------------------------
                                              Lifetime         Ten Years         Five Years         One Year
--------------------------------------------------------------------------------------------------------------
Class A (Est.8/16/85)
    Excluding Sales Charge                     +7.44%           +7.40%             +5.06%           +9.77%
    Including Sales Charge                     +7.00%           +6.88%             +4.05%           +4.54%
--------------------------------------------------------------------------------------------------------------
Class B (Est.5/2/94)
    Excluding Sales Charge                     +5.49%             -                 -               +9.01%
    Including Sales Charge                     +4.71%             -                 -               +5.01%
--------------------------------------------------------------------------------------------------------------
Class C (Est.11/28/95)
    Excluding Sales Charge                     +5.19%             -                 -               +9.01%
    Including Sales Charge                     +5.19%             -                 -               +8.01%

    All results include reinvestment of distributions and the impact of any sales charges as described below. Return and share value will fluctuate with rising and falling interest rates so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. B and C Class results "excluding sales charge" assume investment was not redeemed.

Class A shares have a 4.75% maximum sales charge and a 12b-1 fee of 30 basis points of net assets.

Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime, 10-year, five-year and one-year periods ended July 31, 1997, for U.S. Government Fund's
Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +7.66%, +7.67%, +5.38%, +10.10%.



                               1997 annual report
8

Financial Statements
DELAWARE GROUP GOVERNMENT FUND, INC. -
GOVERNMENT INCOME SERIES*
STATEMENT OF NET ASSETS/JULY 31, 1997
--------------------------------------------------------------------------------
                                                    Principal        Market
                                                     Amount           Value
                                            ------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES -
 9.50%
FHA Project Loan 8.75% 10/01/27 .............    $   697,109      $   723,468
Federal Home Loan Mortgage Corporation
 10.00% 1/01/19  ............................        611,032          667,934
Federal Home Loan Mortgage Corporation
 10.25% 4/01/08  ............................         60,237           65,941
Federal Home Loan Mortgage Corporation
 11.50% 7/1/99 to 3/1/16  ...................      2,678,016        2,995,744
Federal Home Loan Mortgage Corporation - Gold
 6.00% 11/1/26  .............................      1,029,417          985,345
Federal Home Loan Mortgage Corporation - Gold
 7.00% 7/01/11  .............................        494,336          501,751
Federal Home Loan Mortgage Corporation - Gold
 9.00% 12/01/05  ............................      2,117,870        2,201,923
Federal Home Loan Mortgage Corporation - Gold
 12.00% 12/01/10  ...........................        156,900          179,405
Federal National Mortgage Association
 7.50% 2/01/27  .............................      3,455,829        3,518,466
Federal National Mortgage Association
 10.75% 9/01/11  ............................        165,016          182,910
Federal National Mortgage Association
 11.25% 6/01/00 to 1/01/01 ..................        149,479          160,176
Federal National Mortgage Association
 12.00% 5/01/09  ............................      2,813,794        3,229,708
Federal National Mortgage Association
 14.25% 9/01/99  ............................         50,666           56,556
                                                                  -----------
Total Agency Mortgage-Backed Securities
 (cost $15,179,074)  ........................                      15,469,327
                                                                  -----------

ASSET-BACKED SECURITIES - 5.10%
ADVANTA Home Equity Loan Trust 1992-4 1A
 7.20% 11/25/08  ............................      1,849,025        1,870,307
AFC Home Equity Loan Trust 1992-3A
 7.05% 8/15/07  .............................      1,694,097        1,715,432
AFC Home Equity Loan Trust 1992-1A
 7.50% 3/15/07  .............................      1,084,311        1,106,647
Ford Credit Auto Loan Master Trust 1995-1A
 6.50% 8/15/02  .............................        180,000          182,291
IMC Home Equity Loan Trust 1995-3A 2
 6.50% 11/25/10  ............................      1,515,000        1,516,977
Neiman Marcus Group Credit Card Trust 1995-1A
 7.60% 6/15/03  .............................      1,850,000        1,918,577
                                                                  -----------
Total Asset-Backed Securities
 (cost $8,256,804)  .........................                       8,310,231
                                                                  -----------

----------
*This fund is known and does business as U.S. Government Fund.

--------------------------------------------------------------------------------
                                                    Principal        Market
                                                     Amount           Value
                                            ------------------------------------

COLLATERALIZED MORTGAGE OBLIGATION
  (CMO) 16.56%
COLLATERALIZED MORTGAGE SECURITIES CORPORATION
 F-1 11.45% 11/01/15  ...................           $   319,120    $   346,409
Federal National Mortgage Association
 G-19H 8.40% 6/25/20  ...................             4,000,000      4,177,850
Federal National Mortgage Association
 88-15A 9.00% 6/25/18  ..................                43,201         45,953
Federal National Mortgage Association
 Alpha H-2 11.50% 5/01/09 ...............             2,202,859      2,516,766
Federal National Mortgage Association
 Strip Series J-1 7.00% 11/01/10 ........               111,216        113,336
Federal National Mortgage Association
 Strip Series D-2 11.00% 4/01/09 ........             2,370,197      2,670,175
Federal National Mortgage Association
 Strip Series F-2 11.50% 5/25/09 ........             1,087,055      1,233,467
Federal National Mortgage Association
 Strip Series 35-2 12.00% 7/25/18 .......             2,387,735      2,797,381
Federal Home Loan Mortgage Corporation
 1608 GA 9.00% 6/15/21  .................             5,000,000      5,427,804
Federal Home Loan Mortgage Corporation
 26-F 9.50% 2/15/20  ....................             1,081,697      1,183,480
Investor GNMA Mortgage-Backed Securities
 Trust Series 84-F5 10.875% 10/25/13 ....             2,330,604      2,606,160
Kidder Peabody Mortgage Assets Trust
 20-C 9.50% 10/01/18  ...................               522,000        535,504
Travelers Mortgage Securities 1-Z2
 12.00% 3/01/14  ........................             2,890,265      3,323,805
                                                                   -----------
Total Collateralized Mortgage Obligations
 (cost $26,457,646)  ....................                           26,978,090
                                                                   -----------

CORPORATE BONDS - 8.00%
Credit Foncier de France 8.00% 1/14/02 ..               200,000        212,000
Nations Bank 10.20% 7/15/15 .............             4,000,000      5,245,000
RBSG Capital 10.125% 3/01/04 ............             1,908,000      2,263,365
Republic of Finland 9.625% 4/01/28 ......             5,000,000      5,318,750
                                                                   -----------
Total Corporate Bonds
 (cost $12,031,799)  ....................                           13,039,115
                                                                   -----------
GOVERNMENT AGENCY OBLIGATION - 6.55%
Cajun Electric Power 9.52% 3/15/19 .                 10,000,000     10,662,500
                                                                    ----------
Total Government Agency Obligations
 (cost $11,855,100)  ...............                                10,662,500
                                                                    ----------
                               1997 annual report

--------------------------------------------------------------------------------
                                                    Principal        Market
                                                     Amount           Value
                                            ------------------------------------

GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION OBLIGATIONS - 30.22%
GNMA 7.00% 12/15/22 to 12/15/23 ...........     $20,368,913      $20,529,553
GNMA 9.00% 11/15/21  ......................       1,988,047        2,142,742
GNMA 9.50% 9/15/17 to 3/15/23 .............       3,184,501        3,467,878
GNMA 10.00% 1/15/18 to 9/15/18 ............       1,130,671        1,241,973
GNMA 11.00% 12/15/09 to 8/15/13 ...........       2,723,660        3,088,474
GNMA 11.50% 7/15/15  ......................          93,310          106,839
GNMA 12.00% 5/15/11 to 12/15/15 ...........       5,817,222        6,665,468
GNMA 12.25% 3/15/14  ......................         139,333          161,365
GNMA 12.50% 5/15/10 to 1/15/16 ............         822,579          963,190
GNMA GPM 10.25% 6/15/20 to 10/15/20 .......         258,229          282,922
GNMA GPM 10.75% 12/15/17 ..................          11,312           12,493
GNMA GPM 11.50% 8/15/14  ..................         403,717          462,760
GNMA GPM 11.75% 8/15/13  ..................         450,809          517,585
GNMA II 9.00% 10/20/01 to 10/20/05 ........       1,003,466        1,055,586
GNMA II 10.00% 11/20/15 to 6/20/21 ........       3,181,466        3,482,711
GNMA II 10.50% 3/20/16 to 7/20/21 .........       1,456,277        1,601,438
GNMA II 11.00% 5/20/15 to 7/20/19 .........         281,762          315,908
GNMA II 11.50% 10/20/14 to 10/20/15 .......         152,873          174,678
GNMA II 12.00% 3/20/14 to 5/20/15 .........         356,792          412,283
GNMA II 12.50% 10/20/13 to 7/20/15 ........       1,203,652        1,410,989
GNMA II GPM 10.25% 3/20/18 to 5/20/19 .....          81,068           88,820
GNMA II GPM 10.75% 3/20/16 to 1/20/19 .....         680,985          752,065
GNMA II GPM 11.50% 3/20/14 ................          23,067           26,325
GNMA II GPM 12.00% 11/20/13 to 12/20/13 ...         236,955          271,338
                                                                 -----------
Total Government National Mortgage
 Association Obligations (cost $47,965,479)                       49,235,383
                                                                 -----------

MUNICIPAL BONDS - 0.92%
Cook County,Illinois, Chicago Heights
 School District, Taxable-Series B
 13.15% 12/01/05  .........................       1,055,000        1,496,887
                                                                 -----------
Total Municipal Bonds (cost $1,467,477) ...                        1,496,887
                                                                 -----------

U.S. TREASURY OBLIGATIONS - 21.81%
U.S. Treasury Bonds 10.375% 11/15/12 ......      19,095,000       25,106,295
U.S. Treasury Bonds 10.75% 8/15/05 ........       2,180,000        2,826,196
U.S. Treasury Strip 6.47% 2/15/17 .........      26,330,000        7,587,771
                                                                 -----------
Totals U.S. Treasury Obligations
 (cost $34,872,397)  ......................                       35,520,262
                                                                 -----------

REPURCHASE AGREEMENT - 0.27%
With Chase Manhattan 5.72% 8/01/97
 (dated 7/31/97, collateralized by
 $150,000 U.S. Treasury Notes 5.625%
 due 11/30/98, market value $151,485) .....         149,000          149,000
With J.P. Morgan Securities 5.72% 8/01//97
 (dated 7/31/97, collateralized by
 $78,000 U.S. Treasury Notes 6.875%
 due 7/31/99, market value $79,911 and
 $67,000 U.S. Treasury Notes 7.50% due
 10/31/99, market value $70,473) ..........         147,000          147,000

--------------------------------------------------------------------------------
                                                    Principal        Market
                                                     Amount           Value
                                            ------------------------------------
REPURCHASE AGREEMENT (Continued)
With PaineWebber 5.72% 8/01/97
 (dated 7/31/97, collateralized by
 $152,000 U.S. Treasury Notes 6.25%
 due 6/30/98, market value $153,527).........    150,000         $   150,000
                                                                ------------
Total Repurchase Agreement
 (cost $446,000)............................................         446,000
                                                                 -----------
TOTAL MARKET VALUE OF SECURITIES OWNED - 98.93%
 (cost $158,531,776)........................................     161,157,795
RECEIVABLES AND OTHER ASSETS
 NET OF LIABILITIES - 1.07%.................................       1,742,151
                                                                ------------
NET ASSETS APPLICABLE TO 17,888,130 U.S. GOVERNMENT
 FUND A CLASS SHARES,1,377,863 U.S. GOVERNMENT FUND
 B CLASS SHARES,168,575 U.S. GOVERNMENT FUND C CLASS
 SHARES, 1,552,795 U.S. GOVERNMENT FUND INSTITUTIONAL
 CLASS SHARES ($0.01 PAR VALUE) OUTSTANDING;
 EQUIVALENT TO $7.76 PER SHARE - 100.00%....................    $162,899,946
                                                                ============

COMPONENTS OF NET ASSETS AT JULY 31, 1997:
Common stock, $0.01 par value, 500,000,000 shares authorized to the Fund with 80,000,000 shares allocated to
 U.S. Government Fund A Class, 80,000,000 shares allocated to
 U.S. Government Fund B Class, 50,000,000 shares allocated to
 U.S. Government Fund C Class, 20,000,000 shares allocated to
 U.S. Government Fund Institutional Class ...................   $196,762,180
 Undistributed net investment income. .......................          6,108
Accumulated net realized loss on investments ................    (36,599,517)
Net unrealized appreciation on investments and future
 contracts ..................................................      2,731,175
                                                                ------------
Total net assets.............................................   $162,899,946
                                                                ============

NET ASSET VALUE AND OFFERING PRICE FOR
 U.S. GOVERNMENT FUND A CLASS
Net asset value per share (A)................................         $7.76
Sales charge (4.75% of offering price or 5.03% of
 amount invested per share) (B)..............................          0.39
                                                                      -----
Offering price...............................................         $8.15
                                                                      =====
------------------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more for U.S. Government Fund A Class.
------------------
GPM - Graduate Payment Mortgage
+ Principal amount of $2,000,000 pledged as initial margin for futures transactions.

                             See accompanying notes

10
                               1997 annual report

DELAWARE GROUP
GOVERNMENT FUND, INC. -
GOVERNMENT INCOME SERIES
STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1997
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest ...................................                       $ 14,303,129

EXPENSES:
Management fees ............................      $  1,023,062
Distribution expense .......................           561,648
Dividend disbursing and transfer agent fees
 and expenses ..............................           331,681
Accounting fees and salaries ...............            67,219
Registration fees ..........................            29,707
Reports and statements to shareholders .....            21,776
Professional fees ..........................            14,192
Directors' fees ............................            10,735
Custodian fees .............................             2,450
Other ......................................             1,406        2,063,876
                                                  ------------     ------------
NET INVESTMENT INCOME ......................                         12,239,253
                                                                   ------------

NET REALIZED GAIN (LOSS) AND UNREALIZED GAIN
 ON INVESTMENTS:
Net realized loss from security transactions                         (2,346,401)
Net realized loss on futures contracts .....                           (106,033)
Net change in unrealized appreciation of
 investments during the year ...............                          6,199,411
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS ............................                          3,746,977
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS ...........................                       $ 15,986,230
                                                                   ============

                           See accompanying notes

DELAWARE GROUP
GOVERNMENT FUND, INC. -
GOVERNMENT INCOME SERIES
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                   Year Ended      Year Ended
                                                    07/31/97        07/31/96
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
Net investment income ......................   $  12,239,253      $  15,297,241
Net realized loss from investment
 transactions ..............................      (2,452,434)        (2,709,562)
Net change in unrealized appreciation of
 investments during the year ...............       6,199,411         (4,029,957)
                                               -------------      -------------
Net increase in net assets resulting
 from operations ...........................      15,986,230          8,557,722
                                               -------------      -------------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
 U.S. Government Fund A Class ..............     (10,751,487)       (13,913,461)
 U.S. Government Fund B Class ..............        (662,604)          (620,228)
 U.S. Government Fund C Class ..............         (73,758)           (29,681)
 U.S. Government Fund Institutional Class ..        (745,296)          (733,871)
                                               -------------      -------------
                                                 (12,233,145)       (15,297,241)
                                               -------------      -------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 U.S. Government Fund A Class ..............       9,934,814         14,252,035
 U.S. Government Fund B Class ..............       4,378,511          5,218,315
 U.S. Government Fund C Class ..............         435,947          1,047,617
 U.S. Government Fund Institutional Class ..       6,421,853          7,278,585
Net asset value of shares issued upon
 reinvestment of dividends from net
 investment income
 U.S. Government Fund A Class ..............       5,998,073          7,997,866
 U.S. Government Fund B Class ..............         262,401            255,760
 U.S. Government Fund C Class ..............          64,504             27,921
 U.S. Government Fund Institutional Class ..         696,201            733,844
                                               -------------      -------------
                                                  28,192,304         36,811,943
                                               -------------      -------------

Cost of shares repurchased:
 U.S. Government Fund A Class ..............     (44,465,144)       (58,191,387)
 U.S. Government Fund B Class ..............      (3,928,919)        (2,766,470)
 U.S. Government Fund C Class ..............        (248,046)            (6,547)
 U.S. Government Fund Institutional Class ..      (6,122,404)        (5,181,523)
                                               -------------      -------------
                                                 (54,764,513)       (66,145,927)
                                               -------------      -------------
Decrease in net assets derived from capital
 share transactions ........................     (26,572,209)       (29,333,984)
                                               -------------      -------------
NET DECREASE IN NET ASSETS .................     (22,819,124)       (36,073,503)

NET ASSETS:
Beginning of year ..........................     185,719,070        221,792,573
                                               -------------      -------------
End of year ................................   $ 162,899,946      $ 185,719,070
                                               =============      =============

                             See accompanying notes

                                                                              11
                               1997 annual report

DELAWARE GROUP GOVERNMENT FUND, INC. -
GOVERNMENT INCOME SERIES
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                       U.S. Government Fund A Class
                                                         -----------------------------------------------------
                                                                              Year Ended
                                                         7/31/97     7/31/96    7/31/95    7/31/94     7/31/93
Net asset value, beginning of period..............      $7.5900      $7.8600    $8.0000    $9.0100     $9.0200

Income from investment operations:
 Net investment income............................       0.5438       0.5880     0.6560     0.7140      0.7630
 Net realized and unrealized gain (loss)
  from investment transactions ...................       0.1700      (0.2700)   (0.1400)   (1.0100)    (0.0100)
                                                         ------      -------    -------    -------     -------
 Total from investment operations.................       0.7138       0.3180     0.5160    (0.2960)     0.7530
                                                         ------      -------    -------    -------     -------

Less distributions:
 Dividends from net investment income.............      (0.5438)     (0.5880)   (0.6560)   (0.7140)    (0.7630)
                                                         ------      -------    -------    -------     -------
 Total distributions..............................      (0.5438)     (0.5880)   (0.6560)   (0.7140)    (0.7630)
                                                         ------      -------    -------    -------     -------
Net asset value, end of period....................      $7.7600      $7.5900    $7.8600    $8.0000     $9.0100
                                                        =======      =======    =======    =======     =======

Total return(1)...................................        9.77%        4.09%      6.82%     (3.51%)      8.70%

Ratios and supplemental data:
 Net assets, end of period (000 omitted)..........     $138,844     $164,156   $206,083   $222,555    $223,416
 Ratio of expenses to average net assets..........        1.16%        1.20%      1.24%      1.23%       1.26%
 Ratio of net investment income
  to average net assets...........................        7.13%        7.55%      8.40%      8.31%       8.45%
 Portfolio Turnover...............................          63%          81%        70%       309%        285%


                                                               U.S. Government Fund              U.S. Government Fund
                                                                     B Class                            C Class
                                                       ---------------------------------    ----------------------------------
                                                                                             Period                 Period
                                                                       Year                 5/2/94(2)     Year     11/28/95(2)
                                                                      Ended                   to         Ended        to
                                                        7/31/97      7/31/96     7/31/95    7/31/94     7/31/97     7/31/96
Net asset value, beginning of period..............      $7.5900      $7.8600     $8.0000    $8.1900     $7.5900     $7.9500

Income from investment operations:
 Net investment income............................       0.4904       0.5330      0.6010     0.1510      0.4905      0.3480
 Net realized and unrealized gain (loss)
  from investment transactions ...................       0.1700      (0.2700)    (0.1400)   (0.1900)     0.1700     (0.3600)
                                                         ------      -------     -------    -------      ------     -------
 Total from investment operations.................       0.6604       0.2630      0.4610    (0.0390)     0.6605     (0.0120)
                                                         ------      -------     -------    -------      ------     -------
Less distributions:
 Dividends from net investment income.............     (0.4904)      (0.5330)    (0.6010)   (0.1510)    (0.4905)    (0.3480)
                                                         ------      -------     -------    -------      ------     -------
 Total distributions..............................     (0.4904)      (0.5330)    (0.6010)   (0.1510)    (0.4905)    (0.3480)
                                                         ------      -------     -------    -------      ------     -------
Net asset value, end of period....................      $7.7600      $7.5900     $7.8600    $8.0000     $7.7600     $7.5900
                                                        =======      =======     =======    =======     =======     =======

Total return(3) ..................................        9.01%        3.36%       6.08%     (0.46%)      9.01%      (0.17%)

Ratios and supplemental data:
 Net assets, end of period (000 omitted).........       $10,695       $9,754      $7,394     $2,215      $1,308      $1,029
 Ratio of expenses to average net assets.........         1.86%        1.90%       1.94%      1.94%       1.86%       1.90%
 Ratio of net investment income to average net
   assets .......................................         6.43%        6.85%       7.66%      7.60%       6.43%       6.85%
 Portfolio turnover..............................           63%          81%         70%       309%         63%         81%

-------------------
1 Does not reflect the maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of the purchase.
2 Date of initial public offering; ratios have been annualized but total return has not been annualized.
3 Does not include contingent deferred sales charge which varies from 1%-4% for the U.S. Government Fund B Class and 1% for the U.S. Government Fund C Class depending upon the holding period.



                               1997 annual report
12

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                U.S. Government Fund Institutional Class
                                                     ----------------------------------------------------------
                                                                              Year Ended
                                                      7/31/97      7/31/96      7/31/95    7/31/94      7/31/93
Net asset value, beginning of period.............     $7.5900      $7.8600      $8.0000    $9.0100      $9.0200

Income from investment operations:
 Net investment income...........................      0.5667       0.6110       0.6790     0.7390       0.7910
 Net realized and unrealized gain (loss) from
  investment transactions .......................      0.1700      (0.2700)     (0.1400)   (1.0100)     (0.0100)
                                                       ------      -------      -------    -------      -------
 Total from investment operations................      0.7367       0.3410       0.5390    (0.2710)      0.7810
                                                       ------      -------      -------    -------      -------

Less distributions:
 Dividends from net investment income............     (0.5667)     (0.6110)     (0.6790)   (0.7390)     (0.7910)
                                                       ------      -------      -------    -------      -------
 Total distributions.............................     (0.5667)     (0.6110)     (0.6790)   (0.7390)     (0.7910)
                                                       ------      -------      -------    -------      -------
Net asset value, end of period...................     $7.7600      $7.5900      $7.8600    $8.0000      $9.0100
                                                      =======      =======      =======    =======      =======

Total return.....................................      10.10%        4.39%        7.14%     (3.23%)       9.04%

Ratios and supplemental data:
 Net assets, end of period (000 omitted).........     $12,053      $10,780       $8,316    $14,016      $16,475
 Ratio of expenses to average net assets.........       0.86%        0.90%        0.94%      0.94%        0.97%
 Ratio of net investment income to
  average net assets.............................       7.43%        7.85%        8.66%      8.60%        8.74%
 Portfolio turnover..............................         63%          81%          70%       309%         285%

                           See accompanying notes

                                                                              13
                               1997 annual report

DELAWARE GROUP
GOVERNMENT FUND, INC. -
GOVERNMENT INCOME SERIES
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1997
--------------------------------------------------------------------------------
Delaware Group Government Fund, Inc. the "Company" is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Maryland corporation and currently offers the Government Income Series (the "Fund"). The Fund offers four classes of shares. The U.S. Government Fund A Class carries a front-end sales charge of 4.75%. The U.S. Government Fund B Class carries a back-end deferred sales charge, U.S. Government Fund C Class carries a level load deferred sales charge and U.S. Government Fund Institutional
Class has no sales charge. The Fund seeks to provide high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the lasted quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Other - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets.

Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc.(DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.60% on the average daily net assets of the Fund less the fees paid to the unaffiliated directors. At July 31, 1997, the Fund had a liability for Investment Management fees and other expenses payable to DMC for $8,875.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Fund. Effective August 19, 1996, the Fund also engaged DSC to provide accounting services for the Fund. Previously, fund personnel provided this service and the related costs were recorded in salaries and other expense categories in the statement of operations. For the year ended July 31, 1997, the Fund expensed $331,681 for dividend disbursing and transfer agent services and $47,456 for accounting services. At July 31, 1997, the Fund had a liability for such fees and other expenses payable to DSC of $9,021.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. No distribution expenses are paid by the Institutional Class. For the year ended July 31, 1997, the Fund expensed $561,648 for distribution expenses. For the year ended July 31, 1997, DDLP earned $24,543 for commissions on sales of the U.S. Government Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

                               1997 annual report
14

--------------------------------------------------------------------------------
3. Investments
During the year ended July 31, 1997, the Fund made purchases of $51,839,599 and sales of $56,430,695 of investment securities other than U.S. government securities and temporary cash investments. During the year ended July 31, 1997, the Fund made purchases of $42,330,898 and sales of $37,131,126 of long term U.S. government securities.

At July 31, 1997, the aggregate cost of securities for federal income tax purposes was $158,533,411.

At July 31, 1997, unrealized appreciation for federal income tax purposes aggregated $2,624,384 of which $3,943,237 related to unrealized appreciation of securities and $1,318,853 related to unrealized depreciation of securities.

For federal income tax purposes, the Fund had accumulated capital losses of $36,593,714 at July 31, 1997 which may be carried forward and applied against future capital gains. The capital loss carryforward expire as follows: 1998 - $1,746,916, 2001 - $1,622,896, 2002 - $17,400,711, 2003 -
$9,205,797, 2004 - $4,166,601 and 2005 - $2,450,793.

At July 31, 1997, the Fund reclassified $2,596,096 from accumulated net undistributed realized loss from security transactions to common stock due to the expiration of capital loss carry forward.

During the year ended July 31, 1997, the Fund entered into futures contracts in accordance with its investment objectives. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

At July 31, 1997, the Fund had outstanding 95 long futures contracts on the 20 Year U.S. Treasury Notes, which expire in September 1997. The value of such contracts on July 31, 1997 was $10,545,000 which resulted in an unrealized gain of $105,156.

Risks may arise upon entering into futures contracts from potential imperfect correlations between the futures contracts and the underlying securities and from the possibility of an illiquid secondary market for these instruments.

4. Capital Stock
                                                   Year Ended      Year Ended
                                                    07/31/97        07/31/96
Shares sold:
 U.S. Government Fund A Class ...................  1,302,403       1,819,368
 U.S. Government Fund B Class ...................    573,254         663,515
 U.S. Government Fund C Class ...................     57,039         132,896
 U.S. Government Fund Institutional Class .......    840,271         939,492

Shares issued upon reinvestment of
 dividends from net investment income
 U.S. Government Fund A Class ...................    786,354       1,021,509
 U.S. Government Fund B Class ...................     34,398          32,710
 U.S. Government Fund C Class ...................      8,457           3,619
 U.S. Government Fund Institutional Class .......     91,360          94,026
                                                   ---------       ---------
                                                   3,693,536       4,707,135

Shares repurchased:
 U.S. Government Fund A Class ................... (5,834,137)     (7,423,018)
 U.S. Government Fund B Class ...................   (515,167)       (351,415)
 U.S. Government Fund C Class ...................    (32,585)           (851)
 U.S. Government Fund Institutional Class .......   (799,492)       (670,765)
                                                   ---------       ---------
                                                  (7,181,381)     (8,446,049)
                                                   ---------       ---------

Net decrease..................................... (3,487,845)     (3,738,914)
                                                   ---------       ---------

5. Concentration of Credit Risk
The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders which are collateralized by a pool of mortgages held under an indenture. The Fund invests in private-backed CMO's only if they are 100% collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets and a rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories. The Fund will, from time to time, invest in higher risk interest only CMOs. At July 31, 1997, the Fund had no holdings in interest-only CMO's.



                               1997 annual report

DELAWARE GROUP GOVERNMENT FUND, INC. -
GOVERNMENT INCOME SERIES
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP GOVERNMENT FUND, INC. - GOVERNMENT INCOME SERIES

We have audited the accompanying statement of net assets of Delaware
Group Government Fund, Inc. -- Government Income Series (the "Fund") as of July 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1997, by correspond ence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Government Fund, Inc. -- Government Income Series at July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                  Ernst & Young LLP

Philadelphia, Pennsylvania
September 5, 1997

16
                               1997 annual report

This report must be preceded or accompanied by a current U.S. Government Fund prospectus and the Delaware Group Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other Delaware Group fund, contact your financial adviser or Delaware Group.

FOR SHAREHOLDERS
1.800.523.1918

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS REPRESENTATIVES ONLY
1.800.659.2265


DELAWARE
GROUP
========
Philadelphia o London

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

Printed in the USA on
recycled paper

(194)
AR-023[7/31/97]TKO9/97

Copy Rights Delaware Distributors, L.P.